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                                                                   EXHIBIT 10(A)


                                                             [LOGO APPEARS HERE]
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Internal Correspondence                       L. F. Zizzo
                                              Vice President - Human Resources
                                              National Steel Corporation
                                              4100 Edison Lakes Parkway
                                              Mishawaka, IN  46545-3440
                                              (219) 273-7857
HAND DELIVERED
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                                                        CONFIDENTIAL

To:       G. H. Gage
          Senior Vice President
            and Chief Financial Officer

From:     L. F. Zizzo

Re:       Employment Agreement
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Date:     July 25, 2000

This letter will confirm that National Steel Corporation is agreeable to extending your Employment Agreement for an additional two years, from August 1, 2000 to July 31, 2002.

In connection with your memorandum to Y. Tanaka and me, dated July 17, 2000, in which you request certain modifications to your Employment Agreement, these modifications will be considered at the Compensation Committee Meeting to be held on August 7, 2000. Any changes to your Employment Agreement will require Board approval.

Please confirm to me by July 31, 2000 your agreement to extend your Employment Agreement for an additional two years, to July 31, 2002.



AGREED TO:



BY /s/ Glenn H. Gage
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   Glenn H. Gage